UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2012

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

On August 16, 2012, Meta Financial Group, Inc., a Delaware corporation (the “Company”), entered into separate securities purchase agreements (the “Purchase Agreements”) with the following investors: an affiliate of Altamont Capital Partners (“Altamont”), affiliates of Philadelphia Financial Management of San Francisco, LLC, and NetSpend Holdings, Inc. (NASDAQ: NTSP), each of which is an existing stockholder of the Company; an affiliate of Brookside Equity Partners LLC; an affiliate of JTH Holding Inc. (NASDAQ: TAX), parent of Liberty Tax Service; affiliates of Weintraub Capital Management, L.P.; affiliates of Harvest Capital Strategies LLC; and other institutional and individual investors (collectively, the “Buyers”), pursuant to which the Company agreed to sell to the Buyers an aggregate of approximately 1,560,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for total consideration of approximately $34.2 million, or $21.91 per share.  The price per share was determined based upon the arithmetic average of the daily volume weighted average price of the Common Stock for the 20 trading days ending on August 7, 2012, the seventh trading day preceding the date of the Purchase Agreements.  A placement agent fee of approximately $37,000 will be paid by the Company to Sandler O’Neill & Partners, L.P. in connection with the investment by Altamont.  The Company will invest at least 90% of the net proceeds from these issuances to further capitalize MetaBank, the Company’s wholly-owned subsidiary, which will qualify as tangible common equity and Tier 1 capital, in order to support expected significant growth in existing Meta Payment Systems programs, and the remainder of the net proceeds will be used for general corporate purposes.

The respective Purchase Agreements entered into by the Company and each of the Buyers contain customary representations, warranties and covenants of the Company and such Buyer, including, among others, indemnification obligations of the Company for the benefit of such Buyer.  The closings of the proposed private placement transactions contemplated by the Purchase Agreements are subject to approval by holders of a majority of the outstanding shares of Common Stock of an amendment to the Company’s Certificate of Incorporation to, among other things, increase the number of authorized shares of Common Stock, as well as approval by holders representing a majority of votes cast of the proposed private placement transactions as required under Rule 5635 of the NASDAQ Stock Market Rules.  A special meeting of the Company’s stockholders is currently scheduled for late September 2012.  In addition to stockholder approval, the closings of the proposed private placement transactions are subject to certain customary conditions, including the non-occurrence of a material adverse effect as to the Company and that a minimum of 700,000 shares be issued at the closings of the proposed private placement transactions.  Assuming the satisfaction of the closing conditions, the Company anticipates that the proposed private placement transactions will close as soon as practicable following stockholder approval.  Each of the Purchase Agreements may be terminated by either the Company or the respective Buyer under certain circumstances if the Company’s stockholders fail to approve the proposed private placement transactions or the closing has not occurred by February 12, 2013.  The specific number of shares of Common Stock to be issued at the closings under certain of the Purchase Agreements is subject to adjustment based on the number of shares of Common Stock outstanding immediately prior to such closings.  The Buyers have agreed to purchase, under the Purchase Agreements, in the aggregate, approximately 40% of the issued and outstanding shares of Common Stock as of the date hereof.

At the closings of the proposed private placement transactions contemplated by the Purchase Agreements, the Company and each of the Buyers will enter into a separate registration rights agreement (each, a “Registration Rights Agreement”), the form of which is attached as Exhibit A to each Purchase Agreement, pursuant to which the Company will agree to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of shares of Common Stock purchased by the Buyers at the closings of the proposed private placement transactions described herein within 30 days after such closings and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closings, or the Company will be obligated to pay to the Buyers liquidated damages in certain circumstances.

The sales of the shares of Common Stock described herein are being undertaken by the Company without registration in private placements in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act (“Regulation D”).  Each of the Buyers is an “accredited investor” within the meaning of Regulation D.

A copy of the press release announcing the Company’s entry into the Purchase Agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing descriptions of the Purchase Agreements and the Registration Rights Agreements do not purport to be complete and are qualified in their entirety by reference to the full agreements, copies of which are attached hereto as Exhibits 99.2 through 99.10 and are incorporated herein by reference.

ADDITIONAL INFORMATION

Securities issued upon the closings of the proposed private placement transactions described herein have not been registered under the 1933 Act or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws. This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the special meeting of stockholders, and such proxy statement will be distributed to the Company’s stockholders prior to the special meeting. Investors and stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the matters before the stockholders at the special meeting, including the issuance of shares of common stock being sold in the proposed private placement transactions described herein.

Investors will be able to obtain the proxy statement and other relevant, filed documents described herein free of charge at the SEC’s web site (http://www.sec.gov).

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders at the special meeting of stockholders or any adjournment or postponement thereof. Information about the Company’s directors and executive officers is contained in its proxy statement filed with the SEC for the Company’s annual meeting of stockholders held on January 30, 2012.

Cautions About Forward-Looking Statements

This report contains forward-looking statements, including statements about the terms, timing, completion and effects of the proposed private placement transactions. However, the Company may not be able to complete the proposed private placement transactions on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions in the Purchase Agreements, and even if the proposed private placement transactions are consummated, the Company’s future growth plans may not be successful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 20, 2012

99.2	Securities Purchase Agreement by and between Meta Financial Group, Inc. and ACP MFG Holdings, LLC, dated as of August 16, 2012

99.3
Securities Purchase Agreement by and among Meta Financial Group, Inc., Bay Pond Partners, L.P., Wolf Creek Partners, L.P., Bay Pond Investors (Bermuda) L.P., Wolf Creek Investors (Bermuda) L.P., Ithan Creek Master Investment Partnership (Cayman) II, L.P., and Ithan Creek Master Investors (Cayman) L.P., dated as of August 16, 2012

99.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and BEP Meta LLC, dated as of August 16, 2012

99.5	Securities Purchase Agreement by and among Meta Financial Group, Inc., Boathouse Row I, LP, Boathouse Row II, LP, and Boathouse Row Offshore, Ltd., dated as of August 16, 2012

99.6	Securities Purchase Agreement by and among Meta Financial Group, Inc. Greg Gersack, Stephen G. Skiba, and Robert B. Cook Trust U/A/D May 5, 2005, dated as of August 16, 2012

99.7
Securities Purchase Agreement by and among Meta Financial Group, Inc., Harvest Opportunity Partners II, L.P., Harvest Diversified Partners, L.P., and Harvest Opportunity Partners Offshore Fund, Ltd.,  dated as of August 16, 2012

99.8	Securities Purchase Agreement by and between Meta Financial Group, Inc. and JTH Financial, LLC, dated as of August 16, 2012

99.9	Securities Purchase Agreement by and between Meta Financial Group, Inc. and NetSpend Holdings, Inc., dated as of August 16, 2012

99.10
Securities Purchase Agreement by and among Meta Financial Group, Inc., Prism Partners I, L.P., Prism Partners III Leveraged, L.P., and Prism Partners IV Leveraged Offshore Fund, dated as of August 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer
Date: August 20, 2012

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated August 20, 2012

99.2	Securities Purchase Agreement by and between Meta Financial Group, Inc. and ACP MFG Holdings, LLC, dated as of August 16, 2012

99.3
Securities Purchase Agreement by and among Meta Financial Group, Inc., Bay Pond Partners, L.P., Wolf Creek Partners, L.P., Bay Pond Investors (Bermuda) L.P., Wolf Creek Investors (Bermuda) L.P., Ithan Creek Master Investment Partnership (Cayman) II, L.P., and Ithan Creek Master Investors (Cayman) L.P., dated as of August 16, 2012

99.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and BEP Meta LLC, dated as of August 16, 2012

99.5	Securities Purchase Agreement by and among Meta Financial Group, Inc., Boathouse Row I, LP, Boathouse Row II, LP, and Boathouse Row Offshore, Ltd., dated as of August 16, 2012

99.6	Securities Purchase Agreement by and among Meta Financial Group, Inc. Greg Gersack, Stephen G. Skiba, and Robert B. Cook Trust U/A/D May 5, 2005, dated as of August 16, 2012

99.7
Securities Purchase Agreement by and among Meta Financial Group, Inc., Harvest Opportunity Partners II, L.P., Harvest Diversified Partners, L.P., and Harvest Opportunity Partners Offshore Fund, Ltd.,  dated as of August 16, 2012

99.8	Securities Purchase Agreement by and between Meta Financial Group, Inc. and JTH Financial, LLC, dated as of August 16, 2012

99.9	Securities Purchase Agreement by and between Meta Financial Group, Inc. and NetSpend Holdings, Inc., dated as of August 16, 2012

99.10
Securities Purchase Agreement by and among Meta Financial Group, Inc., Prism Partners I, L.P., Prism Partners III Leveraged, L.P., and Prism Partners IV Leveraged Offshore Fund, dated as of August 16, 2012